Agreement to Terminate Lease

This Agreement to Terminate Lease (the "Agreement") is made as of July 30, 2001, by and between Sunnyvale Business Park, A California Limited Partnership ("Landlord"), and Applied Signal Technology, Inc., a California corporation ("Tenant"), with reference to the following facts.

Recitals

WHEREAS, Tenant and Landlord have entered into that certain Lease Agreement dated September 15, 1999 (the "Lease"), whereby Landlord leased to Tenant and Tenant leased from Landlord approximately 58,000 rentable square feet in those certain premises located at 840 W. California Avenue, Sunnyvale, California (the "Premises");

WHEREAS, pursuant to the Lease, the Lease Term for the Premises is presently scheduled to end on March 13, 2012 (the "Original Expiration Date");

WHEREAS, Landlord and Tenant now wish to terminate the Lease on the Termination Date (hereafter defined), a date prior to the Original Expiration Date, on the terms and conditions set forth below.

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Recitals. Landlord and Tenant hereby agree that the recitals set forth hereinabove are true and correct and incorporated into this Agreement.

2. Lease Termination. Landlord and Tenant hereby agree to terminate the Lease as of August 1, 2001 (the "Termination Date"). On or before the Termination Date, Tenant shall vacate and surrender possession of the Premises to Landlord in accordance with the provisions of the Lease. Landlord and Tenant hereby acknowledge and agree that the Letter of Credit required to be delivered by Tenant to Landlord pursuant to the provisions of Section 5 of the Lease was never delivered by Tenant. Landlord agrees that upon termination of the Lease in accordance with the terms of this Agreement and provided Landlord does not reinstate the Lease as provided herein, such Letter of Credit requirement shall be terminated and become null and void.

Upon termination of the Lease, the vacation and surrender of the Premises by Tenant, and completion of the Termination Conditions (defined in Paragraph 3 below) of this Agreement, Landlord and Tenant shall have no further rights, obligations or claims with respect to each other arising from this Agreement or the Lease, except for those obligations of Tenant under the Lease which are expressly required to survive and continue after the termination or expiration of the Lease. Tenant and Landlord hereby acknowledge and agree that certain obligations of Tenant survive the termination or expiration of the Lease, pursuant to the terms and provisions of the Lease, and the parties further agree that it is the intention of Tenant and Landlord that this Agreement not affect such ongoing obligations of Tenant.

3. Termination Conditions. The following conditions shall be conditions to the termination of the Lease (collectively, the "Termination Conditions"):

A. Performance by Tenant. Performance by Tenant through the Termination Date of all obligations required to be performed by Tenant under the Lease, as and when such obligations are required to be performed under the Lease, including, without limitation, the payment of Rent and any other sums required to be paid by Tenant to Landlord.

The Termination Conditions are conditions for the sole benefit of Landlord and may, at the sole discretion of Landlord, be waived by Landlord. If any or all of the Termination Conditions are not satisfied as required, then Landlord may terminate this Agreement and reinstate the Lease (in which event the Lease shall remain in full force and effect) or Landlord may consider the Lease terminated as of the Termination Date.

4. Abandoned Property. In addition to any rights Landlord may have under the Lease or this Agreement, Landlord, at its sole option, may deem any furniture, fixtures, shelving, cabinets, tables, equipment, lighting, and other fixtures or personal property in, on or attached to the Premises and remaining in or on the Premises after the Termination Date (the "Abandoned Property"), whether or not belonging to Tenant, to be abandoned, and Landlord may dispose of the Abandoned Property as it in its sole discretion deems appropriate. Tenant shall not be entitled to any proceeds received by Landlord as a result of the disposition of the Abandoned Property. Tenant waives, to the greatest extent permitted by law, all of its rights under California Civil Code Sections 1980, et. seq, as the same may be amended from time to time, and any related and successor statutes thereto.

5. Tenant's Representations and Warranties. Tenant hereby represents and warrants to Landlord the following, each of which shall survive the termination of the Lease, the vacation and surrender of the Premises, the surrender of the Lease and Tenant's leasehold estate, and the termination of this Agreement:

A. Tenant has not made any assignment, sublease, transfer, conveyance or other disposition of the Lease, Tenant's leasehold estate, the Premises, any other rights, title, interest under or arising by virtue of the Lease, or of any claim, demand, obligation, liability, action or cause of action arising from or pursuant to the Lease or arising from any rights of possession arising under or by virtue of the Lease, Tenant's leasehold estate, or the Premises.

B. The person or entity executing this Agreement on behalf of Tenant has the full right and authority to execute this Agreement on behalf of said party and to bind said party without the consent or approval of any other person or entity.

C. Tenant has the full power, capacity, authority and legal right to execute and deliver this Agreement.

D. This Agreement is legal, valid and binding upon Tenant and Landlord, and this Agreement is enforceable in accordance with its terms.

E. Tenant has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by its creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially, all of its assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of its assets, (v) admitted in writing to its inability to pay its debts as they become due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

6. General Provisions.

A. Time is of the essence in the performance of the parties' respective obligations set forth in this Agreement.

B. Notices shall be deemed given when received or when receipt is refused. Notices shall be sent by U.S. mail, registered or certified, return receipt requested, postage prepaid or by overnight delivery service showing receipt of delivery. If to Tenant, notices shall be sent to: Applied Signal Technology, 400 W. California Avenue, Sunnyvale, CA 94086, and if to Landlord: to Legacy Partners Commercial, Inc., 101 Lincoln Centre Drive, 4th Floor, Foster City, California 94404; Attention: Regional Vice President. If at any time either party should change its address, such party shall deliver written notice thereof to the other party together with the designation of the new address.

C. This Agreement constitutes the entire understanding of the parties and all prior agreements, representations, and understandings between the parties, whether oral or written, are deemed null, all of the foregoing having been merged into this Agreement. The parties acknowledge that each party and/or its counsel have reviewed and revised this Agreement and that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Agreement or any amendments or exhibits to this Agreement or any document executed and delivered by either party in connection with this Agreement.

D. Tenant may not assign its rights, obligations and interest in this Agreement to any other person or entity, without Landlord's written consent thereto. Any attempted assignment shall be null and void. This Agreement shall inure to the benefit of and be binding upon the parties to this Agreement and their respective successors and assigns.

E. If for any reason, any provision of this Agreement shall be held to be unenforceable, it shall not affect the validity or enforceability of any other provision of this Agreement.

F. This Agreement shall be governed by and construed under the laws of the State of California.

G. Any and all addenda attached hereto and either signed or initialed by the parties shall be deemed a part hereof. This Agreement, including addenda, if any, expresses the entire agreement of the parties and supersedes any and all previous agreements between the parties with regard to the Premises and the Lease. There are no other understandings, oral or written, which in any way alter or enlarge its terms, and there are no warranties or representations of any nature whatsoever, either expressed or implied, except as may be set forth herein. Any and all future modifications of this Agreement will be effective only if they are in writing and signed by the parties hereto. The terms and conditions of any and all addenda attached hereto and any and all future modifications of this Agreement shall supersede and replace any inconsistent provisions in this Agreement.

H. This Agreement may be executed in counterparts. All executed counterparts shall constitute one agreement, and each counterpart shall be deemed an original.

I. In the event any dispute between the parties results in litigation or other proceeding, the prevailing party shall be reimbursed by the nonprevailing party for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

J. All capitalized terms used herein and not otherwise defined herein shall have the same meaning ascribed to such terms as set forth in the Lease.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above in this Agreement.

This Agreement to Terminate Lease (the "Agreement") is made as of July 30, 2001, by and between Sunnyvale Business Park, A California Limited Partnership ("Landlord"), and Applied Signal Technology, Inc., a California corporation ("Tenant"), with reference to the following facts.

Recitals

WHEREAS, Tenant and Landlord have entered into that certain Lease Agreement dated November 23, 1994, as amended by that certain First Amendment to Lease Agreement, dated as of January 1, 1998 (collectively, the "Lease"), whereby Landlord leased to Tenant and Tenant leased from Landlord approximately 58,000 rentable square feet in those certain premises located at 640 W. California Avenue, Sunnyvale, California (the "Premises");

WHEREAS, pursuant to the Lease, the Lease Term for the Premises is presently scheduled to end on March 13, 2012 (the "Original Expiration Date");

WHEREAS, Landlord and Tenant now wish to terminate the Lease on the Termination Date (hereafter defined), a date prior to the Original Expiration Date, on the terms and conditions set forth below.

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Recitals. Landlord and Tenant hereby agree that the recitals set forth hereinabove are true and correct and incorporated into this Agreement.

2. Lease Termination. Landlord and Tenant hereby agree to terminate the Lease as of August 1, 2001 (the "Termination Date"). On or before the Termination Date, Tenant shall vacate and surrender possession of the Premises to Landlord in accordance with the provisions of the Lease. Landlord and Tenant hereby acknowledge and agree that upon termination of the Lease in accordance with the terms of this Agreement, the First Security Deposit and the Transferred Security Deposit, as such terms are defined in the Premises 1 Lease (as defined in the Lease), shall continue to be held by Landlord as security for the Collateral Lease Agreements (as defined in the Lease), provided however, the Transferred Security shall be reduced pursuant to the Second Amendment to Lease Agreement dated July 30, 2001.

Upon termination of the Lease, the vacation and surrender of the Premises by Tenant, and completion of the Termination Conditions (defined in Paragraph 3 below) of this Agreement, Landlord and Tenant shall have no further rights, obligations or claims with respect to each other arising from this Agreement or the Lease, except for those obligations of Tenant under the Lease which are expressly required to survive and continue after the termination or expiration of the Lease. Tenant and Landlord hereby acknowledge and agree that certain obligations of Tenant survive the termination or expiration of the Lease, pursuant to the terms and provisions of the Lease, and the parties further agree that it is the intention of Tenant and Landlord that this Agreement not affect such ongoing obligations of Tenant.

3. Termination Conditions. The following conditions shall be conditions to the termination of the Lease (collectively, the "Termination Conditions"):

A. Performance by Tenant. Performance by Tenant through the Termination Date of all obligations required to be performed by Tenant under the Lease, as and when such obligations are required to be performed under the Lease, including, without limitation, the payment of Rent, Additional Rent and any other sums required to be paid by Tenant to Landlord.

B. Surrender of the Premises. Tenants vacating the Premises and Tenant’s surrender of the Premises to Landlord in accordance with the provisions of the Lease by the Termination Date, including, without limitation, the removal by Tenant of all of its personal property and to the extent required by Landlord, the removal of any fixtures or improvements to the Premises, and the repair and restoration of the Premises to the satisfaction of Landlord.

The Termination Conditions are conditions for the sole benefit of Landlord and may, at the sole discretion of Landlord, be waived by Landlord. If any or all of the Termination Conditions are not satisfied as required, then Landlord may terminate this Agreement and reinstate the Lease (in which event the Lease shall remain in full force and effect) or Landlord may consider the Lease terminated as of the Termination Date.

4. Abandoned Property. In addition to any rights Landlord may have under the Lease or this Agreement, Landlord, at its sole option, may deem any furniture, fixtures, shelving, cabinets, tables, equipment, lighting, and other fixtures or personal property in, on or attached to the Premises and remaining in or on the Premises after the Termination Date (the "Abandoned Property"), whether or not belonging to Tenant, to be abandoned, and Landlord may dispose of the Abandoned Property as it in its sole discretion deems appropriate. Tenant shall not be entitled to any proceeds received by Landlord as a result of the disposition of the Abandoned Property. Tenant waives, to the greatest extent permitted by law, all of its rights under California Civil Code Sections 1980, et. seq, as the same may be amended from time to time, and any related and successor statutes thereto.

5. Tenant's Representations and Warranties. Tenant hereby represents and warrants to Landlord the following, each of which shall survive the termination of the Lease, the vacation and surrender of the Premises, the surrender of the Lease and Tenants leasehold estate, and the termination of this Agreement:

A. Tenant has not made any assignment, sublease, transfer, conveyance or other disposition of the Lease, Tenants leasehold estate, the Premises, any other rights, title, interest under or arising by virtue of the Lease, or of any claim, demand, obligation, liability, action or cause of action arising from or pursuant to the Lease or arising from any rights of possession arising under or by virtue of the Lease, Tenant’s leasehold estate, or the Premises.

B. The person or entity executing this Agreement on behalf of Tenant has the full right and authority to execute this Agreement on behalf of said party and to bind said party without the consent or approval of any other person or entity.

C. Tenant has the full power, capacity, authority and legal right to execute and deliver this Agreement.

D. This Agreement is legal, valid and binding upon Tenant and Landlord, and this Agreement is enforceable in accordance with its terms.

E. Tenant has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by its creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially, all of its assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of its assets, (v) admitted in writing to its inability to pay its debts as they become due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

6. General Provisions.

A. Time is of the essence in the performance of the parties' respective obligations set forth in this Agreement.

B. Notices shall be deemed given when received or when receipt is refused. Notices shall be sent by U.S. mail, registered or certified, return receipt requested, postage prepaid or by overnight delivery service showing receipt of delivery. If to Tenant, notices shall be sent to: Applied Signal Technology, 400 W. California Avenue, Sunnyvale, CA 94086, and if to Landlord: to Legacy Partners Commercial, Inc., 101 Lincoln Centre Drive, 4th Floor, Foster City, California 94404; Attention: Regional Vice President. If at any time either party should change its address, such party shall deliver written notice thereof to the other party together with the designation of the new address.

C. This Agreement constitutes the entire understanding of the parties and all prior agreements, representations, and understandings between the parties, whether oral or written, are deemed null, all of the foregoing having been merged into this Agreement. The parties acknowledge that each party and/or its counsel have reviewed and revised this Agreement and that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Agreement or any amendments or exhibits to this Agreement or any document executed and delivered by either party in connection with this Agreement.

D. Tenant may not assign its rights, obligations and interest in this Agreement to any other person or entity, without Landlord's written consent thereto. Any attempted assignment shall be null and void. This Agreement shall inure to the benefit of and be binding upon the parties to this Agreement and their respective successors and assigns.

E. If for any reason, any provision of this Agreement shall be held to be unenforceable, it shall not affect the validity or enforceability of any other provision of this Agreement.

F. This Agreement shall be governed by and construed under the laws of the State of California.

G. Any and all addenda attached hereto and either signed or initialed by the parties shall be deemed a part hereof. This Agreement, including addenda, if any, expresses the entire agreement of the parties and supersedes any and all previous agreements between the parties with regard to the Premises and the Lease. There are no other understandings, oral or written, which in any way alter or enlarge its terms, and there are no warranties or representations of any nature whatsoever, either expressed or implied, except as may be set forth herein. Any and all future modifications of this Agreement will be effective only if they are in writing and signed by the parties hereto. The terms and conditions of any and all addenda attached hereto and any and all future modifications of this Agreement shall supersede and replace any inconsistent provisions in this Agreement.

H. This Agreement may be executed in counterparts. All executed counterparts shall constitute one agreement, and each counterpart shall be deemed an original.

I. In the event any dispute between the parties results in litigation or other proceeding, the prevailing party shall be reimbursed by the nonprevailing party for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

J. All capitalized terms used herein and not otherwise defined herein shall have the same meaning ascribed to such terms as set forth in the Lease.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above in this Agreement.

Fourth Amendment to Lease Agreement

This Fourth Amendment to Lease Agreement (the "Amendment") is made and entered into as of July 30, 2001, by and between SUNNYVALE BUSINESS PARK, a California limited partnership ("Landlord"), and APPLIED SIGNAL TECHNOLOGY, INC., a California corporation ("Tenant"), with reference to the following facts.

Recitals

A. Landlord and Tenant have entered into that certain Lease Agreement, dated as of November 23, 1994, as amended by that certain First Amendment to Lease Agreement, dated as of February 1, 1995, that certain Second Amendment to Lease Agreement, dated as of November 20, 1995 and that certain Third Amendment to Lease Agreement, dated as of January 1, 1996 (collectively, the "Lease"), for the leasing of certain premises consisting of approximately 215,456 rentable square feet located at 400, 430, 490 and 600 W. California Avenue, Sunnyvale, California (collectively, the "Original Premises"), as such Premises are more fully described in the Lease.

B. Landlord and Tenant hereby agree to terminate a portion of the Premises (as defined in the Lease) effective October 1, 2001 (the "Termination Date"). The portion of the Premises to be terminated shall consist of approximately 76,379 square feet located at 600 W. California Avenue, Sunnyvale, California.

C. Landlord and Tenant now wish to amend the Lease to, among other things, proportionately reduce the required amount of the Transferred Security Deposit (as defined in the Lease) upon and subject to each of the terms, conditions, and provisions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. Recitals. Landlord and Tenant agree that the above recitals are true and correct and are hereby incorporated herein as though set forth in full.

2. Premises.

2.1 The parties agree that the size of the Original Premises shall be reduced in accordance with the following schedule:

(a) On or prior to October 1, 2001, Tenant shall vacate and surrender to Landlord possession of a portion of the Original Premises consisting of approximately 76,379 rentable square feet within the Premises (the "Terminated Premises") (as shown on Exhibit A-1 attached hereto and made a part hereof); and

(b) Tenant's surrender to Landlord of such portion of the Original Premises shall include the vacation and surrender by Tenant of the Terminated Premises. Such vacation and surrender by Tenant shall be in accordance with the provisions of the Lease and in the condition reasonably required by Landlord.

2.2 The parties agree that from and after October 1, 2001, Tenant will then occupy approximately 139,077 rentable square feet in Buildings E, F and G, in the location presently being occupied by Tenant and as already depicted in the Lease.

2.3 For purposes of the Lease, from and after October 1, 2001, the term "Premises" as used herein and in the Lease shall mean and refer to the portion of the Original Premises remaining after the vacation and surrender by Tenant of the Terminated Premises consisting of approximately 76,379 rentable square feet. Landlord and Tenant hereby agree that for purposes of the Lease, the rentable square footage area of the Premises shall be conclusively deemed to be the number of rentable square feet from time to time as specified herein.

3. Base Rent. Section 3 of the Lease is hereby modified to provide that during the Term of the monthly Base Rent payable by Tenant to Landlord, in accordance with the provisions of Section 3 of the Lease, shall be as follows:
Period	Leased and Occupied Rentable Square Feet	Base Rent/RSF/Month	Monthly Base Rent
10/01/01 — 11/01/03	139,077	$.83/RSF/Month	$115,433.91
11/02/03 — 11/01/06	139,077	$.88/RSF/Month	$122,387.76
11/02/06 — 05/01/09	139,077	$.90/RSF/Month	$125,169.30
05/02/09 — 03/13/12	139,077	$.93/RSF/Month	$129,341.61

4. Security Deposit. Section 5 of the Lease is modified to provide that effective as of October 1, 2001, the Transferred Security Deposit (as defined in the Lease) shall be proportionately reduced by Fifty Thousand Three Hundred Fifteen and 50/100 Dollars ($50,315.50) to take into consideration reduction in the Original Premises by the Terminated Premises.

5. Tenant's Percentage of Buildings Operating Expenses. Section 7 of the Lease shall be modified to provide that from and after the dates specified below Tenant's Percentage of Additional Rent, as defined in Section 7 of the Lease, effective October 1, 2001, Tenant's Percentage of Buildings Operating Expenses shall be 26.93%. Said reduction in Tenant's Percentage is based upon the reduction of the size of the Premises as contemplated herein.

6. Tenant's Percentage of Tax Expenses. Section 7.2 of the Lease shall be modified to provide that from and after the dates specified below Tenant's Percentage of Tax Expenses shall be as follows: (a) effective October 1, 2001, Tenant's Percentage of Tax Expenses shall be 26.93% of the Park and 100% of each individual Building. Said reduction in Tenant's Percentage is based upon the reduction of the size of the Premises as contemplated herein.

7. Abandoned Property. In addition to any rights Landlord may have under the Lease or this Amendment, Landlord, at its sole option, may deem any furniture, fixtures, shelving, cabinets, tables, equipment, lighting, and other fixtures or personal property in, on or attached to the Premises and remaining in or on the Premises after September 30, 2001, as applicable (the "Abandoned Property"), whether or not belonging to Tenant, to be abandoned, and Landlord may dispose of the Abandoned Property as it, in its sole discretion, deems necessary or appropriate. Tenant shall not be entitled to any proceeds received by Landlord as a result of the disposition of the Abandoned Property. Tenant waives, to the greatest extent permitted by Law, all of its rights under California Civil Code Sections 1980, et. seq., as the same may be amended from time to time, and any related and successor statutes thereto.

8. Tenant's Representations and Warranties. Tenant hereby represents and warrants to Landlord the following, each of which shall survive any termination of this Amendment or the Lease, the vacation and surrender of the Terminated Premises, and the surrender of the portions of Tenant's leasehold estate, all as contemplated herein:

8.1 Tenant has not made any assignment, sublease, transfer, conveyance or other disposition of the Lease, Tenant's leasehold estate, the Original Premises, any other rights, title, interest under or arising by virtue of the Lease, or of any claim, demand, obligation, liability, action or cause of action arising from or pursuant to the Lease or arising from any rights of possession arising under or by virtue of the Lease, Tenant's leasehold estate, or the Original Premises.

8.2 The person or entity executing this Amendment on behalf of Tenant has the full right and authority to execute this Amendment on behalf of said party and to bind said party without the consent or approval of any other person or entity.

8.3 Tenant has the full power, capacity, authority and legal right to execute and deliver this Amendment.

8.4 This Amendment is legal, valid and binding upon Tenant and Landlord, and this Amendment is enforceable in accordance with its terms.

8.5 Tenant has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by its creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially, all of its assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of its assets, (v) admitted in writing to its inability to pay its debts as they become due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

9. Effect of Amendment. Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

10. Definitions. Unless otherwise defined in this Amendment, all capitalized terms used herein but not otherwise defined in this Amendment shall have the meanings assigned to such terms in the Lease.

11. Authority. Subject to the assignment and subletting provisions of the Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assign. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment

12. Incorporation. The terms and provisions of the Lease are hereby incorporated in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.